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                     THE BLACKROCK GOVERNMENT INCOME TRUST

                     Supplement dated November 15, 1996 to
           Statement of Additional Information dated August 29, 1996

On October 30, 1996, shareholders voted for the proposals summarized below.

ELECTION OF TRUSTEES

The shareholders elected Eugene C. Dorsey, Douglas H. McCorkindale, Thomas T. Mooney and Richard A. Redeker as Trustees of the Fund.

INVESTMENT IN UNSEASONED ISSUERS

The restriction regarding the purchase of securities issued by unseasoned issuers (companies less than three years old) is no longer fundamental and may, therefore, be modified or eliminated in the future by the Board of Trustees without shareholder approval.

MF 152A-1(11/15/96)